UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 24th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2021, the Board of Directors (the “Board of Directors”) of Blackstone Mortgage Trust, Inc. (the “Company”) approved an increase in the number of directors constituting the full Board of Directors from eight to nine and elected Nnenna Lynch to fill the vacancy created by the increase, effective immediately.

Ms. Lynch, 50, is the chief executive officer of Xylem Projects LLC (“Xylem”), a mission-driven real estate firm which she founded in July 2018. Prior to founding Xylem, Ms. Lynch served as managing principal and head of development for The Georgetown Company, which she joined in March 2014. She was previously a senior advisor on economic development for the Bloomberg mayoral administration in New York City from 2008 to February 2014. Ms. Lynch has served as a member of the board of directors of AvalonBay Communities, Inc. (NYSE: AVB) since May 2021. She is a graduate of Villanova University, where she won five NCAA track titles, and Oxford University, where she attended as a Rhodes Scholar. The Company believes Ms. Lynch’s extensive professional experience in the real estate industry provides the Board of Directors with valuable perspectives into the Company’s business.

The selection of Ms. Lynch to serve as a director of the Company was not pursuant to any arrangement or understanding with any other person. There are no family relationships between Ms. Lynch and any director or executive officer of the Company and there are no transactions between Ms. Lynch and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

For her service as a director, Ms. Lynch will be entitled to receive the compensation for non-employee directors described under the heading “Executive Compensation—Non-Employee Director Compensation” in the Company’s definitive proxy statement on Schedule 14A relating to the Company’s 2021 annual meeting of stockholders filed with the Securities and Exchange Commission on April 28, 2021, which description is incorporated herein by reference, as amended or supplemented by the Board of Directors.

Item 7.01 Regulation FD Disclosure.

On July 21, 2021, the Company issued a press release announcing the election of Ms. Lynch to serve as a director. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Blackstone Mortgage Trust, Inc. dated July 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: July 21, 2021
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary